Income Tax	12 Months Ended
Dec. 31, 2021
Disclosure of income tax [text block] [Abstract]
INCOME TAX

Note 21:- INCOME TAX

a.	Israeli taxation:

1)	Corporate tax rate in Israel:

Taxable income of Israeli companies was generally subject to corporate tax at the rate of 23% in 2019, 2020 and in 2021. Some of our Israeli subsidiaries are eligible for certain tax benefits, as described below.

2)	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the “Law”):

Amendment 73 to the law:

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years) 2016, which includes Amendment 73 to the Law for the Encouragement of Capital Investments (the “2017 Amendment”) was published and was pending the publication of regulations, in May 2017 regulations were promulgated by the Finance Ministry to implement the “Nexus Principles” based on OECD guidelines published as part of the Base Erosion and Profit Shifting (BEPS) project. Following the publication of the regulations the 2017 Amendment became fully effective. According to the 2017 Amendment, a Preferred Technological Enterprise, as defined in the 2017 Amendment, with total consolidated revenues of the group companies is less than NIS 10 billion, shall be subject to 12% tax rate on income derived from intellectual property (in development area A—a tax rate of 7.5%). In order to qualify as a Preferred technological enterprise certain criterion must be met, such as a minimum ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual revenues derived from exports.

The 2017 Amendment further provides that a technology company satisfying certain conditions will qualify as a Special Preferred Technology Enterprise (“SPTE”) (an enterprise for which, among others, total consolidated revenues of its parent company and all subsidiaries is at least NIS 10 billion) and will thereby enjoy a reduced corporate tax rate of 6% on PTI regardless of the company’s geographic location within Israel. In addition, a SPTE will enjoy a reduced corporate tax rate of 6% on capital gain derived from the sale of certain “Benefited Intangible Assets” to a related foreign company if the Benefited Intangible Assets were either developed by the Special Preferred Technology Enterprise or acquired from a foreign company on or after January 1, 2017.

Starting from 2017 under Amendment 73 to the Investment Law, part of the Group’s taxable income in Israel is entitled to a preferred 12% tax rate. Since 2019, under SPTE the tax rate for part of the Group’s taxable income in Israel has been reduced to a 6% corporate tax rate.

Amendment 74 to the Encouragement Law:

On November 15, 2021, the Economic Efficiency Law (Legislative Amendments for Achieving Budget Targets for the 2021 and 2022 Budget Years), 2021 (the “Economic Efficiency Law”), was enacted. This Law establishes a temporary order allowing Israeli companies to release tax-exempt earnings (“trapped earnings” or “accumulated earnings”) accumulated until December 31, 2020, through a mechanism established for a reduced corporate income tax rate applicable to those earnings (the “Temporary Order”).

In addition to the reduced corporate income tax (CIT) rate, Article 74 to the Encouragement Law was amended whereby effective from August 15, 2021, for any dividend distribution (including a dividend as per Article 51B to the Encouragement Law) by a company which has trapped earnings, there will be a requirement to allocate a portion of that distribution to the trapped earnings.

The tax-exempt income is attributable to certain Group members’ previous status as “Approved Enterprise” and “Benefited Enterprise”. Such tax-exempt income cannot be distributed to shareholders without subjecting the Company to payable income taxes. If dividends are distributed from previous tax-exempt profits, the Company will be liable for income tax at the rate applicable to its profits from the Approved Enterprise in at the tax rate enacted in the year in which the income was earned.

According to the Temporary Order, the reduction of CIT will apply to earnings that are released (with no requirement for an actual distribution) within a period of one year from the date of enactment of the Temporary Order. The reduction in the CIT is dependent on the proportion of the trapped earnings that are released in relation to the total trapped earnings, and on the applicable CIT rate in the years the earnings were generated. Consequently, the larger the proportion of the trapped earnings that are released, the lower the tax in respect of the distribution. The minimum tax rate is 6%. Further, a company that elects to pay a reduced CIT is required to invest in its industrial enterprise a designated amount in accordance with the Economic Efficiency Law within a period of five years commencing from the tax year in which the election is made. The designated investment should be utilized for the acquisition of production assets, and/or investments in research and development and/or compensation to additional new employees.

According to ASC 740, a deferred tax liability would generally be recorded relating to corporate taxes that would be owed on the distribution of profits if management has currently the intention to declare dividends of its tax-exempt earnings.

In 2021, Sapiens elected to benefit from the Temporary Order and pay the reduced CIT as per the provisions of the Economic Efficiency Law in respect of its total accumulated tax-exempt earnings amounting to NIS 109,000 (approximately $35,048), and accordingly recognized deferred tax liability of $3,531.

3)	Tax benefits under the Israeli Law for the Encouragement of Industry (Taxes), 1969:

It is Formula’s management’s belief that certain of its Israeli operations currently qualify as Industrial Companies within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the “Industrial Encouragement Law”). The Industrial Encouragement Law defines an “Industrial Company” as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law, the Company is entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings.

Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

4)	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, certain Israeli subsidiaries of the Group calculate their tax liability in dollars according to certain orders. The tax liability, as calculated in dollars is translated into NIS according to the exchange rate as of December 31 of each year for tax purposes only.

5)	Structural changes in Matrix:

On June 11, 2020, a tax ruling was signed determining that effective December 31, 2019 as part of a merger process, three subsidiaries of Matrix will transfer all their assets and liabilities subject to the provisions of section 103 of the Income Tax Ordinance.

b.	Non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Deferred income taxes were provided in relation to undistributed earnings of non-Israeli subsidiaries, which the Group intends to distribute in the near future.

The Group intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which earnings arose, in the vast majority of its subsidiaries. If the earnings, for which deferred taxes were not provided, were distributed in the form of dividends or otherwise, the Group would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2020 and 2021 was $114,569 and $157,464, respectively. However, a determination of the amount of the unrecognized deferred tax liability for temporary difference related to those undistributed earnings of foreign subsidiaries is not practicable due to the complexity of the structure of our group of subsidiaries for tax purposes and the difficulty of projecting the amount of future tax liability.

The amount of cash and cash equivalents that were held by the Group’s subsidiaries outside of Israel and would have been subject to income taxes if distributed as dividend as of December 31, 2020 and 2021 was $87,331 and $61,812, respectively.

c.	Tax Reform - United States of America

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved on December 22, 2017. This legislation makes significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes. The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018.

In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

The TCJA introduced the rules for tax on the global intangible low-taxed income (“GILTI”) on foreign income in excess of a deemed return on tangible assets of foreign corporations. One of our subsidiaries is subject to GILTI.

Except for one US subsidiary which has a share interest in a subsidiary in India, all of the Group’s other subsidiaries in the United States do not have any foreign subsidiaries and, therefore, the remaining provisions of the TCJA have no material impact on the Group’s results of operations.

d.	Net operating loss carried forward:

As of December 31, 2021, Formula and its subsidiaries have cumulative losses for tax purposes totaling approximately $184,523, of which $143,355 was in respect of Israeli subsidiaries and approximately $41,168 of which was in respect of subsidiaries abroad.

1)	Formula

As of December 31, 2021, Formula stand-alone had cumulative carry forward tax losses in Israel totaling approximately NIS 257,503 (approximately $82,798), which can be carried forward and offset against taxable income in the future for an indefinite period.

2)	Matrix

As of December 31, 2021, certain subsidiaries of Matrix had operating carry-forward tax losses totaling approximately NIS 85,483 (approximately $27,486), which resulted from Israeli operations and as such can be carried forward and offset against taxable income in the future for an indefinite period.

3)	Magic Software

As of December 31, 2021, certain subsidiaries of Magic Software had operating carry forward tax losses totaling approximately $23,243, which can be carried forward and offset against taxable income in the future for an indefinite period.

4)	Sapiens

As of December 31, 2021, certain subsidiaries of Sapiens had carry-forward tax losses totaling approximately $34,515. Most of these carry-forward tax losses have no expiration date.

5)	Insync

As of December 31, 2021 Insync did not have any carry forward tax losses.

6)	Michpal

As of December 31, 2021 Michpal did not have any carry forward tax losses.

7)	Ofek

As of December 31, 2021 Ofek did not have any carry forward tax losses.

8)	Zap

As of December 31, 2021, Zap and certain of its subsidiaries had carry-forward tax losses totaling approximately NIS 22,008 (approximately $7,077). These carry-forward tax losses have no expiration date.

e.	Income tax assessments:

Formula and its subsidiaries are routinely examined by various tax authorities. Below is a summary of the income tax assessments of Formula and its subsidiaries:

1)	Formula

Formula has received final tax assessments (or assessments that are deemed final) through the tax year 2017.

2)	Matrix

Matrix has received final tax assessments through the tax year 2018. Matrix subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2017.

3)	Magic Software

Magic Software has received final tax assessments through the year 2016. Magic Software subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2017.

4)	Sapiens

Tax assessments filed by some of Sapiens’ Israeli subsidiaries through the year 2016 are considered to be final. Sapiens is currently under audit in several jurisdictions for the tax years 2017 and onwards. Timing of the resolution of audits is highly uncertain and therefore, as of December 31, 2021, the Company cannot estimate the change in unrecognized tax benefits resulting from these audits.

5)	Zap Group

Zap Group has received final tax assessments (or assessments that are deemed final) through the tax year 2018. Zap Group’s subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2016.

f.	Deferred tax liabilities, net:

1)	Presentation in consolidated statements of financial position:

	December 31,
	2021	2020
Deferred taxes assets	$46,364	$39,750
Deferred tax liabilities	(78,135)	(68,367)
	$(31,771)	$(28,617)

2)	Composition:

	December 31,
	2021	2020
Net operating losses carried forward	$8,775	$5,377
Intangibles, fixed asset and right-of-use assets	(82,313)	(78,885)
Lease liability	30,362	31,358
Differences in measurement basis (cash basis for tax purposes)	3,084	(683)
Other	8,321	14,216
	$(31,771)	$(28,617)

g.	Pre-tax income:

	Year ended December 31,
	2021	2020	2019
Domestic (Israel)	$137,213	$106,974	$88,942
Foreign	46,798	36,782	30,895
Total	$184,011	$143,756	$119,837

h.	Income tax (tax benefit) consist of the following:

	Year ended December 31,
	2021	2020	2019
Current taxes	$52,956	$23,015	$40,181
Deferred taxes	(10,342)	8,254	(12,980)
Total	$42,614	$31,269	$27,201

i.	Theoretical tax:

The following table presents reconciliation between the theoretical tax expense, assuming that all income was taxed at statutory tax rates, and the actual income tax expense, as recorded in the Group’s consolidated statements of profit or loss:

	Year ended December 31,
	2021	2020	2019
Income before income taxes, as per the statement of operations	$184,011	$143,756	$119,837

Statutory tax rate in Israel	23%	23%	23%

Tax computed at the statutory tax rate	42,323	33,064	27,563

Non-deductible expenses (non-taxable income) net and tax-deductible costs not included in the accounting costs	3,667	2,544	792
Effect of different tax rates	852	(774)	1,114
Release of trapped earnings (see note 21(a)(2)	3,531
Effect of “Approved, Beneficiary or Preferred Enterprise” status	(7,338)	(5,426)	(2,557)
Deferred taxes on current losses (utilization of carry forward losses) and temporary differences for which a valuation allowance was provided, net	(84)	1,877	1,087
Taxes in respect of prior years	891	280	(569)
Uncertain tax positions	401	285	1,889
Other	(1,629)	(581)	(2,118)
Taxes on income	$42,614	$31,269	$27,201

j.	Uncertain tax positions:

A reconciliation of the beginning and ending amount of total unrecognized tax benefits in Formula’s subsidiaries is as follows:

Balance as of January 1, 2019	6,601

Decrease related to prior years’ tax positions	(243)
Increase related to current year tax positions	1,999

Balance as of December 31, 2019	8,357

Acquisition of subsidiaries	1,057
Decrease related to prior years’ tax positions	(1,733)
Increase related to current year tax positions	1,410

Balance as of December 31, 2020	9,091

Decrease related to prior years’ tax positions	(1,457)
Increase related to current year tax positions	2,906
Balance as of December 31, 2021	10,540

Although the Group believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Group’s income tax provisions. Such differences could have a material effect on the Group’s income tax provision, cash flow from operating activities and net income in the period in which such determination is made.

The entire balance of unrecognized tax benefits, if recognized, would reduce the Group’s annual effective tax rate.